FMI Funds, Inc.
FMI Large Cap Fund
Investor Class: FMIHX | Institutional Class: FMIQX

FMI Common Stock Fund
Investor Class: FMIMX | Institutional Class: FMIUX

FMI International Fund
Investor Class: FMIJX | Institutional Class: FMIYX
September 9, 2019

Supplement to the Statement of Additional Information dated January 31, 2019
Portfolio Manager Update

Dain C. Tofson has joined the Portfolio Management Committee for the FMI Funds. Matthew J. Goetzinger no longer serves on the Portfolio Management Committee for the FMI Funds. Accordingly, the “Portfolio Management Committee” information set forth in the Statement of Additional Information is hereby deleted and replaced with the following:
Portfolio Management Committee

The Funds’ investment decisions are made by a Portfolio Management Committee, which is comprised of Patrick J. English, CFA®, John S. Brandser, Jonathan T. Bloom, CFA®, Robert M. Helf, CFA®, Benjamin D. Karek, Andy P. Ramer, CFA®, Daniel G. Sievers, CFA®, Matthew T. Sullivan, CFA®, Jordan S. Teschendorf, CFA®, and Dain C. Tofson, CFA® (“PMC”). CFA® is a registered trademark owned by the CFA Institute.

The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of each Fund’s portfolio. These portfolio managers to the Funds share joint responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other jointly-managed accounts is set forth below in the following table (none of the other jointly-managed accounts have performance-based fees). The number of accounts and assets shown is as of August 31, 2019. No member of the PMC manages any other accounts.

Number of Other Accounts Managed and Total Assets by Account Type
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
2	6	1,259
$207 million	$693 million	$8.6 billion

The portfolio managers of the Funds are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of a Fund or the value of a Fund’s assets. The compensation of each member of the PMC is structured in the same way other than the compensation of Mr. English. The following table outlines the forms of compensation paid to each portfolio manager.

Name of PMC Member	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Patrick J. English	Salary	Adviser	Mr. English’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.
Other PMC Members	Salary/Bonus	Adviser	Salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of September 30, 2018 (August 31, 2019 with regard to Mr. Tofson), stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name of PMC Member	Large Cap Fund	Common Stock Fund	International Fund
Patrick J. English, CFA®	Over $1,000,000	Over $1,000,000	Over $1,000,000
John S. Brandser	$500,001-$1,000,000	$100,001-$500,000	$500,001-$1,000,000
Jonathan T. Bloom, CFA®	$100,001-$500,000	$100,001-$500,000	$100,001-$500,000
Robert M. Helf, CFA®	Over $1,000,000	$100,001-$500,000	Over $1,000,000
Benjamin D. Karek	$10,001-$50,000	$10,001 - $50,000	$10,001 - $50,000
Andy P. Ramer, CFA®	Over $1,000,000	$100,001-$500,000	Over $1,000,000
Daniel G. Sievers, CFA®	$100,001-$500,000	$100,001-$500,000	$100,001-$500,000
Matthew T. Sullivan, CFA®	$100,001-$500,000	$50,001-$100,000	$50,001-$100,000
Jordan S. Teschendorf, CFA®	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Dain C. Tofson, CFA®	None	None	None

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Please read this Supplement carefully and keep for future reference.